THE MAINSTAY GROUP OF FUNDS

MainStay Large Cap Growth Fund

Supplement dated December 17, 2013 to the

Summary Prospectus dated February 28, 2013, as revised July 1, 2013,

Prospectus dated February 28, 2013, as supplemented, and the

Statement of Additional Information dated February 28, 2013, as amended October 21, 2013

Effective January 15, 2014, the MainStay Large Cap Growth Fund (the “Fund’) will be available for purchase by new investors subject to applicable investment minimums and eligibility requirements. All references to the Fund being closed to new investors will be deleted as of that date.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.